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                                                    EXHIBIT 21

                                               LIST OF SUBSIDIARIES


NAME                                                                                               PLACE OF
                                                                                               ORGANIZATION
Subsidiaries of Rural/Metro Corporation (Delaware):
         Aid Ambulance at Vigo County, Inc.                                                         Indiana
         Ambulance Transport Systems, Inc.                                                         New York
         City Wide Ambulance Service, Inc.                                                             Ohio
         Donlock, Ltd.                                                                         Pennsylvania
         Medical Emergency Devices and Services (MEDS), Inc.                                        Arizona
         Metro Care Corp.                                                                              Ohio
         MO-RO-KO, Inc.                                                                             Arizona
         Multi-Care Medical Car Service, Inc.                                                    New Jersey
         Multi-Health Corp.                                                                         Florida
         Myers Ambulance Service, Inc.                                                              Indiana
         North Miss. Ambulance Service, Inc.                                                    Mississippi
         Professional Medical Services, Inc.                                                       Arkansas
         R/M Partners, Inc.                                                                        Delaware
         RMFD of New Jersey, Inc.                                                                  Delaware
         Rural/Metro Communications Services, Inc.                                                 Delaware
         Rural/Metro Corporation                                                                    Arizona
         Rural/Metro International, Inc.                                                           Delaware
         Rural/Metro Mid-Atlantic, Inc.                                                            Delaware
         Rural/Metro of Colorado, Inc.                                                             Delaware
         SW General, Inc.                                                                           Arizona
         South Georgia Emergency Medical Services, Inc.                                             Georgia
         Southwest Ambulance of Casa Grande, Inc.                                                   Arizona
         Southwest General Services, Inc.                                                           Arizona
         The Aid Company, Inc.                                                                      Indiana
         United Medical Services, Inc.                                                           Washington

Subsidiaries of Rural/Metro Corporation (Arizona):

         Coronado Health Services, Inc.                                                             Arizona
         R/M Management Co., Inc.                                                                   Arizona
         R/M of Mississippi, Inc.                                                                  Delaware
         R/M Servicios de Salude e Incendios (Bolivia) S.A. (2%)                                    Bolivia
         RMC Corporate Center, L.L.C. (1%)                                                          Arizona
         RMC Insurance Ltd.                                                                        Barbados
         Rural/Metro Corporation of Florida                                                         Florida
         Rural/Metro Corporation of Tennessee                                                     Tennessee
         Rural/Metro Fire Dept., Inc.                                                               Arizona
         Rural/Metro Texas Holdings, Inc.                                                          Delaware
         Rural/Metro of Alabama, Inc.                                                              Delaware
         Rural/Metro of Arkansas, Inc.                                                             Delaware
         Rural/Metro of California, Inc.                                                           Delaware
         Rural/Metro of Georgia, Inc.                                                              Delaware
         Rural/Metro of Indiana, Inc.                                                              Delaware
         Rural/Metro of Kentucky, Inc.                                                             Delaware
         Rural/Metro of Nebraska, Inc.                                                             Delaware
         Rural/Metro of New York, Inc.                                                             Delaware
         Rural/Metro of Ohio, Inc.                                                                 Delaware
         Rural/Metro of Oregon, Inc.                                                               Delaware
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
         Rural/Metro of South Carolina, Inc.                                                       Delaware
         Rural/Metro of South Dakota, Inc.                                                         Delaware
         Rural/Metro Protection Services, Inc.                                                     Delaware
         W & W Leasing Company, Inc.                                                                Arizona

Subsidiaries of Rural/Metro Texas Holdings, Inc.:

         R/M of Texas G.P., Inc.                                                                   Delaware
         Rural/Metro of Arlington, Inc.                                                            Delaware
         Rural/Metro of Texas, Inc.                                                                Delaware
Subsidiaries of R/M of Texas G.P., Inc.:
         Rural/Metro of Texas, L.P. (99%)                                                          Delaware


Subsidiaries of Rural/Metro Texas, Inc.

            Rural/Metro of Texas, L.P. (1%)                                                        Delaware

Subsidiaries of Rural/Metro Corporation of Florida:

         Rural/Metro of North Florida, Inc.                                                         Florida

Subsidiaries of Rural/Metro of New York, Inc.:

         Corning Ambulance Service Inc.                                                            New York
         Eastern Paramedics, Inc.                                                                  Delaware
         LaSalle Ambulance, Inc.                                                                   New York
         Rural/Metro of Rochester, Inc.                                                            New York
         Towns Ambulance Service, Inc.                                                             New York
         The Western New York Emergency Medical Services Training
              Institute Inc. (1)                                                                   New York

Subsidiaries of Rural/Metro of Rochester, Inc.:

         Beacon Transportation, Inc.                                                               New York
         National Ambulance & Oxygen Service, Inc.                                                 New York

Subsidiaries of Rural/Metro of Nebraska, Inc.:

         Eastern Ambulance Service, Inc.                                                           Nebraska

Subsidiaries of Eastern Ambulance Service, Inc.:

         Eastern Ambulance Service, Inc. - Lincoln (50% owned)                                     Nebraska

Subsidiaries of Rural/Metro of Ohio, Inc.:

         Gold Cross Ambulance Services, Inc.                                                       Delaware
         Physicians Ambulance Service, Inc.                                                        Delaware
         Rural/Metro of Central Ohio, Inc.                                                         Delaware


Subsidiaries of Rural/Metro of Georgia, Inc.:
                                                                                                    Georgia
         E.M.S. Ventures, Inc.                                                                     Delaware
         Medi-Cab of Georgia, Inc.


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
Subsidiaries of MO-RO-KO, Inc.:

             Southwest Ambulance of Tucson, Inc.                                                    Arizona

Subsidiaries of Rural/Metro of South Carolina, Inc.:

         EMS Ventures of South Carolina, Inc.                                                South Carolina

Subsidiaries of Rural/Metro of Central Ohio, Inc.:

         American Limousine Service, Inc.                                                              Ohio

Subsidiaries of Gold Cross Ambulance Services, Inc.:

         Gold Cross Ambulance Service of Pa., Inc.                                                     Ohio

Subsidiaries of Rural/Metro Corporation of Tennessee:

         R/M of Tennessee G.P., Inc.                                                               Delaware
         R/M of Tennessee L.P., Inc.                                                               Delaware

Subsidiaries of Rural/Metro of Indiana, Inc.:

         The Aid Ambulance Company, Inc.                                                           Delaware

Subsidiaries of Rural/Metro of Alabama, Inc.:

         Medstar Emergency Medical Services, Inc.                                                  Delaware
         Rural/Metro of Central Alabama, Inc.                                                      Delaware
         RISC America Alabama Fire Safety Services, Inc.                                          Delaware

Subsidiaries of Rural/Metro of South Dakota, Inc.:

         Medical Transportation Services, Inc.                                                 South Dakota

Subsidiaries of Medical Transportation Services, Inc.:

              Sioux Falls Ambulance, Inc.                                                      South Dakota

Subsidiaries of Rural/Metro of Oregon, Inc.:

             Valley Fire Service, Inc.                                                             Delaware

Subsidiaries of Rural/Metro of Kentucky, Inc.:

              Mercury Ambulance Service, Inc.                                                      Kentucky

Subsidiaries of Rural/Metro of California, Inc.:

              Rural/Metro of San Diego, Inc.                                                     California

Subsidiaries of Rural/Metro of San Diego, Inc.:

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
              San Diego Medical Services Enterprise, LLC (50%)                                   California

Subsidiaries of R/M Management Co., Inc.:

              R/M Servicios de Salud e Incendios (Bolivia) S.A. (2%)                                Bolivia

Subsidiaries of R/M Partners, Inc.:

         Rural/Metro Mid-Atlantic II, Inc. (50%)                                                   Delaware
         We Care Bus Transportation, Inc. (33%)                                                    New York
         We Care Transportation, Inc. (33%)                                                        New York

Subsidiaries of Rural/Metro Mid-Atlantic II, Inc.:

             Mobile Medical Transportation, Inc.                                                   Maryland

Subsidiaries of Mobile Medical Transportation, Inc.:

             Choice American Ambulance Service, Inc.                                               Virginia

Subsidiaries of Rural/Metro of Colorado, Inc.:

             Rural/Metro of Central Colorado, Inc.                                                 Delaware

Subsidiaries of Ambulance Transport Systems, Inc.:

             Keefe & Keefe, Inc.                                                                   New York
             Keefe & Keefe Ambulette, Ltd.                                                         New York

Subsidiaries of Keefe & Keefe, Inc.:

             Multi-Cab, Inc.                                                                     New Jersey
             Multi-Care International, Inc.                                                      New Jersey

Subsidiaries of United Medical Services, Inc.:

             Arrow Ambulance, Inc.                                                                    Idaho

Subsidiaries of R/M of Mississippi, Inc.:

             Rural/Metro of Mississippi, Inc.                                                      Delaware

Subsidiaries of RMC Insurance Ltd.:

              RMC Corporate Center, L.L.C. (99%)                                                    Arizona

Subsidiaries of North Mississippi Ambulance Service, Inc.:

              Rural/Metro Mid-South, L.P. (1%)                                                     Delaware

Subsidiaries of R/M of Tennessee G.P., Inc.:

              Rural/Metro of Tennessee, L.P. (99%)                                                 Delaware
              Rural/Metro of Mid-South, L.P. (99%)                                                 Delaware


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
Subsidiaries of R/M of Tennessee L.P., Inc.:

              Rural/Metro of Tennessee, L.P. (1%)                                                  Delaware

Subsidiaries of The Aid Ambulance Company, Inc.:

              Rural/Metro of Indiana, L.P. (99%)                                                   Delaware
              Rural/Metro of Indiana II, L.P. (99%)                                                Delaware

Subsidiaries of The Aid Company, Inc.:

              Rural/Metro of Indiana, L.P. (1%)                                                    Delaware

Subsidiaries of Aid Ambulance at Vigo County, Inc.:

              Rural/Metro of Indiana II, L.P. (1%)                                                 Delaware

Subsidiaries of Rural/Metro International, Inc.:

             Rural/Metro Argentina, L.L.C.                                                          Arizona
         Rural/Metro of Argentina, Inc.                                                            Delaware
         Rural/Metro Canadian Holdings, Inc.                                                       Delaware
         Rural/Metro of Brasil, Inc.                                                               Delaware
         Rural/Metro Brasil, L.L.C.                                                                 Arizona
         Rural/Metro of Netherlands Holdings, B.U.                                              Netherlands
         Rural/Metro of Argentina, S.A. (1%)                                                      Argentina

Subsidiaries of Rural/Metro Argentina, L.L.C.:

             Rural/Metro Inversora, S.R.L.                                                        Argentina

Subsidiaries of Rural/Metro Canadian Holdings, Inc.:

             Rural/Metro of Canada Company                                                      Nova Scotia

Subsidiaries of Rural/Metro of Canada Company:

            Rural Metro of Ontario Company                                                      Nova Scotia

Subsidiaries of Rural/Metro of Ontario Company:

         3012525 Nova Scotia Company                                                            Nova Scotia
         Lindsay and District Ambulance Service Company                                         Nova Scotia
         Lakeshore Emergency Service Company                                                    Nova Scotia
         Owen Sound Emergency Services Company                                                  Nova Scotia
         Noel Ambulance Service Company                                                         Nova Scotia
         Port Colborne & District Ambulance Service Company                                     Nova Scotia

Subsidiaries of Rural/Metro Netherlands Holdings, B.V.:

             Rural/Metro of Argentina, S.A. (99%)                                                 Argentina

Subsidiaries of Rural/Metro of Argentina, S.A.:


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(1) Merged with and into LaSalle Ambulance, Inc., effective August 10, 1998.
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
         Marlon S.A.                                                                              Argentina
         Peimu S.A.                                                                               Argentina
         Recor S.A.                                                                               Argentina
         Semercor S.A.                                                                            Argentina

Subsidiaries of Rural/Metro Brazil, L.L.C.:

             Line of Duty, Ltda (99%)                                                                Brazil

Subsidiaries of Rural/Metro of Brazil, Inc.:

             Line of Duty, Ltda (1%)                                                                 Brazil


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